UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                              FORM 8-K


                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 22, 2010


                       OAKRIDGE HOLDINGS, INC.
       (Exact name of registrant as specified in its charter)


   Minnesota	               0-1937	             41-0843268
(State or other      (Commission File Number)       (IRS Employer
jurisdiction                                     Identification No.)
of incorporation)


400 WEST ONTARIO STREET, CHICAGO, ILLINOIS              60654
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code (312) 505-9267


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 1.01.     Entry into a Material Definitive Agreement.

On November 22, 2010, Oakridge Holdings, Inc. (the "Company") issued subordinated convertible debentures to the individual listed below with the corresponding initial principal amounts indicated below:

Greg Hirsch -- $30,000

Each of the debentures bears interest at a rate of 9.00% per annum, is unsecured and is subordinate to all of the Company's other indebtedness for borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit or representing the balance deferred and unpaid of the purchase price of any property. The unpaid principal on the debentures is convertible into the Company's common stock at any time at a rate of $.50 per share, subject to adjustment under certain circumstances. Interest is payable annually on January 1 of each year. Each of the debentures matures on July 1, 2012 and the Company is not permitted to prepay any amounts due thereunder. If the Company breaches any of its material obligations under the debentures and does not cure the breach within 60 days after receiving notice of the breach from the holder of a debenture, or if the Company becomes insolvent, the debenture holders may accelerate the amounts due under the debentures. The issuance of the debentures is exempt from registration pursuant to section 4(2) of the Securities of Act of 1933.

The foregoing description of the terms of the debentures is a summary only and is qualified in all respects by reference to the form of debenture, which is included as Exhibit 1.1 hereto and incorporated herein by reference.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 is incorporated by reference in this Item 2.03.


Item 3.02.     Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 is incorporated by reference in this Item 3.02.


Item 9.01.     Financial Statements and Exhibits.

	(d)    Exhibit.

	1.1    Form 9.00% Convertible Subordinated Debenture due July 1, 2012.






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    OAKRIDGE HOLDINGS, INC.


Date:  November 22, 2010            /s/ Robert C. Harvey

                                    Robert C. Harvey
                                    President, Chief Executive Officer,
                                    Chief Financial Officer
                                    (Principal Accounting Officer) and
                                    Chairman of the Board of Directors









                             EXHIBIT INDEX

Exhibit                      Description                    Method of Filing

1.1       Form 9.00% Convertible Subordinated Debenture     Filed Electonically
          due July 1, 2012